EXHIBIT 10.67
AMENDMENT TO CREDIT AGREEMENT
THIS AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 14, 2010 by and among THE BOSTON BEER COMPANY, INC. and BOSTON BEER CORPORATION (together, the “Borrowers” and each individually, a “Borrower”); and BANK OF AMERICA, N.A., a national banking association, successor-by-merger to Fleet National Bank (the “Bank”).
RECITALS
A. The Bank and the Borrowers are parties to that certain Second Amended and Restated Credit Agreement dated as of July 1, 2002, as modified by letter agreements dated as of August 4, 2004, December 30, 2005, an Amendment to Credit Agreement dated as of February 27, 2007 and an Amendment to Credit Agreement dated as of March 10, 2008 (as modified, the “Credit Agreement”). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.
B. The Borrowers have requested an extension to the Expiration Date of the Credit Agreement and the Bank is willing to extend the Expiration Date, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:
1. Amendment to Credit Agreement.
A. Extension of Expiration Date. Section 1.1 of the Credit Agreement is amended so that the “Expiration Date”, as defined therein, shall be March 31, 2015.
B. No Other Amendments. Except as expressly amended hereby, the Credit Agreement and any loan documents relating thereto shall remain otherwise unmodified and continue in full force and effect in accordance with the provisions thereof as of the date hereof.
2. Certain Representations of the Borrower. As a material inducement to the Bank to enter into this Amendment, the Borrower hereby represents and warrants to the Bank (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:
A. The execution and delivery of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower.
B. The representations and warranties contained in the Credit Agreement are true and correct on and as of the date of this Amendment as though made at and as of such date. No Event of Default exists under the Credit Agreement or any other loan document.
C. This Amendment constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

4. Conditions Precedent. The willingness of the Bank to amend the Credit Agreement is subject to satisfaction of the condition precedent that Bank shall have received the following items, duly executed where appropriate by all parties thereto, and each in form and substance satisfactory to the Bank and its counsel: (a) this Amendment; (b) a secretary’s certificate from the Borrower certifying and attaching true and complete copies of the articles of organization and bylaws of the Borrower and any required stockholders’ and/or directors’ consents and/or resolutions authorizing the execution and delivery of this Amendment and the transactions contemplated hereby and thereby and certifying as to the incumbency of the officer executing this Amendment; (c) such other supporting documents and certificates as the Bank or its counsel may reasonably request; and (d) an amendment fee payable to the Bank in the amount of $37,500.
5. Miscellaneous.
A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Bank upon demand for all reasonable out-of-pocket costs, charges, liabilities, taxes and expenses of the Bank (including reasonable fees and disbursements of counsel to the Bank) in connection with the (a) preparation, negotiation, interpretation, execution and delivery of this Amendment and any other agreements, instruments and documents executed pursuant or relating hereto, and (b) any enforcement hereof.
B. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.
C. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed under seal by their duly authorized officers under seal as of the day and year first above written.

THE BOSTON BEER COMPANY, INC.
By:	/s/ Martin F. Roper
	Name:	Martin F. Roper
	Title:	President and Chief Executive Officer

BOSTON BEER CORPORATION
By:	/s/ Martin F. Roper
	Name:	Martin F. Roper
	Title:	President and Chief Executive Officer

BANK OF AMERICA, N.A.
By:	/s/ C. P. Busconi
	Name:	Christopher P. Busconi
	Title:	Vice President

CONFIRMATION OF GUARANTORS
By signing below, the undersigned Material Subsidiaries of The Boston Beer Company, Inc. and Boston Beer Corporation hereby acknowledge and consent to the foregoing Amendment and all prior amendments to the Credit Agreement (as defined in the foregoing Amendment) and confirm that their respective Unlimited Guarantees are in full force and effect and continue to guarantee payment and performance of any and all Obligations (as defined in such Unlimited Guarantees) of the Borrowers to Bank.
Dated as of June 14, 2010.

SAMUEL ADAMS BREWERY COMPANY, LTD.
By:	/s/ Martin F. Roper
	Name:	Martin F. Roper
	Title:	President and Chief Executive Officer

SAMUEL ADAMS PENNSYLVANIA BREWERY COMPANY
By:	/s/ Martin F. Roper
	Name:	Martin F. Roper
	Title:	President and Chief Executive Officer
Signature Page to Confirmation of Guarantors